                                                               [EXECUTION COPY]


                                AMENDMENT NO. 8
                                       to
                          LOAN AND SECURITY AGREEMENT
                           dated as of July 12, 1996


                  THIS AMENDMENT NO. 8 dated as of February 18, 1999 (this "Amendment") is made by LADD FURNITURE, INC., a North Carolina corporation, AMERICAN FURNITURE COMPANY, INCORPORATED, a Virginia corporation, CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation (and the successor by merger to Barclay Furniture Co.), LADD CONTRACT SALES CORPORATION, a North Carolina corporation, LADD INTERNATIONAL SALES CORPORATION, a Barbados corporation, LADD TRANSPORTATION, INC., a North Carolina corporation, PENNSYLVANIA HOUSE, INC., a North Carolina corporation, PILLIOD FURNITURE, INC., a North Carolina corporation (the "Borrowers"), NATIONSBANK, N.A., a national banking association ("NationsBank"), FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet", and together with NationsBank, the "Co-Agents"), the financial institutions parties to the Loan Agreement (as hereinafter defined) from time to time (the "Lenders"), and NationsBank as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements

                  The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of July 12, 1996, as amended by Amendment No. 1 dated as of August 15, 1996, Amendment No. 2 dated as of October 10, 1996, Amendment No. 3 dated as of December 23, 1996, Amendment No. 4 dated as of July 24, 1997, Amendment No. 5 dated as of October 1, 1997, Amendment No. 6 dated as of May 15, 1998 and Amendment No. 7 dated as of August 28, 1998, as supplemented (said Agreement, as so amended, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

         The Borrowers have requested, and the Lenders and the Administrative Agent have agreed, upon and subject to all of the terms, conditions and provisions of this Amendment, to consent to amend the interest rates applicable to the Loans.

         Accordingly, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 3 hereof, by

         (a) amending the definition "Termination Date" by deleting the date "July 12, 2000" appearing therein and substituting therefor the date "July 12, 2001";

         (b) amending Section 5.10 Prepayment Fee in its entirety to read as follows:

                  Section 5.10. Prepayment Fee. If the Borrowers prepay the Loans in whole and terminate this Agreement prior to the Termination Date, the Borrowers shall pay to the Administrative Agent for the Ratable benefit of the Lenders on such date of termination, as liquidated damages and compensation for the costs of making funds available to the Borrowers under this Agreement, and not as a penalty, an amount equal to (i) 1/8 of 1% if such termination occurs prior to July 12, 2000 or (ii) 1/16 of 1% if such termination occurs on or after July 12, 2000 and prior to July 12, 2001, in each case multiplied by the average total principal amount of Loans outstanding during the 12 consecutive Fiscal Months next preceding the date of such early termination.

         (c) amending Section 12.10 Operating Leases by deleting the figure "$14,000,000" appearing therein and substituting therefor the figure "$18,000,000"; and

         (d) deleting therefrom Annex B and substituting therefor, Annex B in the form of Annex 1 attached hereto, to be effective with respect to adjustments to the Applicable Margins and commitment fee made with reference to financial statements and certificates delivered pursuant to Section 11.3 of the Loan Agreement as of December 31, 1998 and thereafter.

         Section 2. Waiver. Subject to the provisions of Section 3, the Lenders hereby waive compliance and the effect of non-compliance by the Borrowers with the provisions of Section 5.9(i) [sic] of the Loan Agreement with respect to any payment that might otherwise be due in 1999 in respect of Fiscal Year 1998 Excess Cash Flow.

         Section 3. Effectiveness of Amendment. Sections 1 and 2 of this Amendment shall become effective as of February 1, 1999 on the date on or before February 28, 1999 on which the Administrative Agent shall have received the following, each in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

         (a) a copy of this Amendment signed by each Borrower and each Lender;

         (b) a certificate of the Secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower as in effect on the Amendment Effective Date (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Administrative Agent pursuant to the Loan Agreement), and to the further effect that the incumbency certificate and corporate action delivered in connection with the occurrence of the Effective Date remain in effect, unchanged, or certifying any changes thereto;

         (c) a certificate of the President or Executive Vice President of LADD and of the President or a Vice President of each other Borrower stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, after giving effect to this Amendment,

                  (i) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects as of the Amendment Effective Date, having attached thereto any revised Schedules necessary to permit such certification, including but not limited to Schedules 1.1A and 7.1(a), (b), (c), (e),
         (f), (g), (h), (i), (k), (p), (t), (u), (v), (w), and (bb), and

                  (ii)     no Default or Event of Default exists,

and such statements shall be true;

         (d) a signed legal opinion letter of Kilpatrick Stockton LLP as to such matters in connection with this Amendment as any Lender may reasonably request; and

         (e) such other documents, agreements, certificates or other instruments in connection with this Amendment as the Administrative Agent may reasonably request.

         Section 4. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 5.        Representations, Warranties and Covenants.

         (a) Representations and Warranties. The Borrowers each hereby represent and warrant to the Lenders that each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects as of the date hereof both before and after giving effect to this Amendment, and shall survive the delivery of this Amendment.

         Section 6.        Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    BORROWERS:


                                    LADD FURNITURE, INC.



                                    By:
                                       ----------------------------------------
                                       William S. Creekmuir
                                       Executive Vice President

                                    AMERICAN FURNITURE COMPANY,
                                    INCORPORATED



                                    By:
                                       ----------------------------------------
                                       William S. Creekmuir
                                       Vice President

                                    CLAYTON-MARCUS COMPANY, INC.



                                    By:
                                       ----------------------------------------
                                       William S. Creekmuir
                                       Vice President

                                    LADD CONTRACT SALES CORPORATION



                                    By:
                                       ----------------------------------------
                                       William S. Creekmuir
                                       Vice President

                                    PENNSYLVANIA HOUSE, INC.



                                    By:
                                       ----------------------------------------
                                       William S. Creekmuir
                                       Vice President

                                    PILLIOD FURNITURE, INC.



                                    By:
                                       ----------------------------------------
                                       William S. Creekmuir
                                       Vice President

                                    LADD TRANSPORTATION, INC.



                                    By:
                                       ----------------------------------------
                                       William S. Creekmuir
                                       President


                                    LADD INTERNATIONAL SALES
                                    CORPORATION



                                    By:
                                       ----------------------------------------
                                       William S. Creekmuir
                                       Vice President

                                    AGENTS/LENDERS:


                                    NATIONSBANK, N.A., as Administrative Agent, a Co-Agent and as a Lender



                                    By:
                                       ----------------------------------------
                                       Arthur R. Cordwell, Jr.
                                       Vice President


                                    FLEET CAPITAL CORPORATION, as a Co-
                                    Agent and as a Lender



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    THE CIT GROUP/BUSINESS CREDIT,
                                    INC., as a Lender



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    SANWA BUSINESS CREDIT CORPORATION,
                                    as a Lender



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    BANKBOSTON, N.A., as a Lender



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC., as a Lender



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    BRANCH BANKING AND TRUST COMPANY,
                                    as a Lender



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                              LADD FURNITURE, INC.

                               APPLICABLE MARGINS

                                                                        ANNEX 1
                                                             to Amendment No. 8
                                                                        ANNEX B


--------------------------------------------------------------------------------------------------------------
                  Eurodollar Rate                         Prime Rate
  Total Debt     Revolving Credit    Eurodollar Rate   Revolving Credit     Prime Rate Term   Commitment Fee
Coverage Rate          Loans            Term Loans          Loans               Loans
--------------------------------------------------------------------------------------------------------------
      >5                250                250                150               150                 .50
--------------------------------------------------------------------------------------------------------------
   >4.25<5              225                225                125               125                 .50
        -
--------------------------------------------------------------------------------------------------------------
  >3.5<4.25             175                175                 75                75                .375
      -
--------------------------------------------------------------------------------------------------------------
  >3.25<3.5             150                150                 50                50                .375
       -
--------------------------------------------------------------------------------------------------------------
   >3<3.25              125                125                 25                25                 .25
     -
--------------------------------------------------------------------------------------------------------------
   >2.5<3.0             100                100                  0                 0                 .25
       -
--------------------------------------------------------------------------------------------------------------
     <2.5              87.5               87.5                <25>              <25>               .125
--------------------------------------------------------------------------------------------------------------